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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K
                                   --------

                                CURRENT REPORT

                   Pursuant to Section 13 or 15 (d) of the
                       Securities Exchange Act of 1934


                               OCTOBER 5, 2004
                               ---------------
               Date of report (Date of earliest event reported)


                                  ADVO, INC.
                                  ----------
            (Exact name of registrant as specified in its charter)


           DELAWARE                     1-11720                06-0885252
-------------------------------     -----------------     ---------------------
(State or other jurisdiction of     (Commission file          (IRS Employer
 incorporation or organization)         number)             Identification No.)


               ONE TARGETING CENTRE, WINDSOR, CONNECTICUT 06095
               ------------------------------------------------
                   (Address of Principal Executive Offices)

Registrant's telephone number, including area code:          (860) 285-6100
                                                   ----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 8.01       OTHER EVENTS

Attached as Exhibit 99.1 is a press release issued by the Company on October 5, 2004.



ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

      (c)       Exhibits.

Exhibit No.   Description
-----------   -----------

99.1          Press release dated October 5, 2004, issued by the Company.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            ADVO, Inc.
Date: October 6, 2004

                                             By /s/ John D. Speridakos
                                                ----------------------------
                                                 John D. Speridakos
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

99.1          Press release dated October 5, 2004, issued by the Company.